Exhibit 99.1

GRIID to Begin Trading on Nasdaq Global Market Under Ticker “GRDI”

CINCINNATI, Jan. 29, 2024 — GRIID Infrastructure Inc. (“GRIID” or the “Company”) (NASDAQ: GRDI) (NEO: GRDI), an American infrastructure company that operates vertically integrated bitcoin mining facilities leveraging low-cost, low-carbon energy, announced that the company will begin trading its common stock and warrants on Nasdaq Global Market (“Nasdaq”) today. The company’s common stock will trade under the ticker symbol “GRDI,” and the warrants will trade under the ticker symbol “GRDIW”. The Company’s common stock will continue to trade on Cboe Canada, formerly known as the NEO Exchange, under the ticker symbol “GRDI.”

GRIID is a purpose-built bitcoin mining company, founded in 2018, that has operated bitcoin mining facilities since 2019. GRIID has built long-term power relationships securing affordable, reliable, environmentally responsible power, enabling a vertically integrated self-mining business model with significant growth opportunity.

“Today marks a significant milestone for GRIID as we begin to trade in the U.S. market,” said Trey Kelly, CEO of GRIID. “We believe that our listing on Nasdaq will enhance our visibility, liquidity, and broaden our investor base as we continue to strengthen our market position and reinforce our commitment to delivering shareholder value. Since launching in 2018, it has been our mission to leverage low-cost, low-carbon energy to better integrate power markets with bitcoin mining. Our leadership team has demonstrated discipline in operating and managing a growing portfolio of vertically integrated bitcoin mining facilities that are operated in an environmentally responsible manner. I am incredibly grateful to all the investors, partners, and team members who made today possible – thank you. We see tremendous opportunity as we build our company at the intersection of energy and money. I couldn’t be more excited to begin our next chapter as a U.S. listed public company on Nasdaq, there is so much ahead of us – today is just the beginning.”

Known for its rigorous listing criteria and attracting visionary companies, the Nasdaq Global Market presents GRIID with an ideal stage to continue to demonstrate its leadership and innovation to a broader audience. GRIID’s listing on Nasdaq comes at an exciting time in the high-growth bitcoin mining sector. While remaining focused on bitcoin mining, GRIID has developed a path to flexible maximum electricity utilization, with an opportunity to become a leading long-term energy asset partner, owner, and operator.

About GRIID Infrastructure Inc.

GRIID is a purpose-built bitcoin mining company, founded in 2018, that has operated mining facilities since 2019. GRIID has built long-term power relationships securing affordable, reliable, environmentally responsible power, enabling a vertically integrated self-mining business model with significant growth opportunity. Headquartered in Cincinnati, Ohio, GRIID operates a R&D center in Austin, Texas and a development, deployment and equipment repair center in Rutledge, Tennessee. GRIID currently maintains mining facilities in Watertown, New York; Limestone, Maynardville and Lenoir City, Tennessee. To learn more, please visit www.griid.com.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or the Company’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including statements regarding GRIID’s growth and prospects and GRIID’s expectations regarding the listing of its securities on stock exchanges, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by GRIID and its management, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in GRIID’s filings with the Securities and Exchange Commission, including the registration statement on Form S-4 filed by Adit EdTech in connection with the business combination, as well as factors associated with companies, such as GRIID, that are engaged in bitcoin mining, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; market acceptance of bitcoin; reliance on third parties, including utility providers, for the reliable and sufficient supply of electrical power to GRIID’s infrastructure; and the ability to stay in compliance with laws and regulations that currently apply or become applicable to bitcoin. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. GRIID expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in GRIID’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

The Nasdaq Global Market has neither approved nor disapproved the contents of this press release and accepts no responsibility for the adequacy or accuracy of this release.

Media Contact:

Malory Van Guilder

Skyya PR

+1 651-335-0585

GRIID@skyya.com

Investor Contact:

Jim Golden

Collected Strategies

+1 646-354-7698

griid-cs@collectedstrategies.com

Company Contact:

Harry Sudock

GRIID Infrastructure

+1-615-854-7556

harry@griid.com